UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)     JANUARY 4, 2007
                                                      --------------------------

                    BUILDING MATERIALS CORPORATION OF AMERICA
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        33-81808                                           22-3276290
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

             1361 ALPS ROAD
            WAYNE, NEW JERSEY                                         07470
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(Address of Principal Executive Offices)                           (Zip Code)

                                 (973) 628-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                             ADDITIONAL REGISTRANTS

                                                                      Address, including zip
                                                                       code and telephone
                               State or other      Registration      number, including area
                              jurisdiction of       No./I.R.S.        code, of registrant's
 Exact name of registrant     incorporation or      Employer               principal
as specified in its charter     organization    Identification No.      executive offices
---------------------------     ------------    ------------------      -----------------
Building Materials                Delaware         333-69749-01/        1361 Alps Road
Manufacturing Corporation                           22-3626208          Wayne, NJ 07470
                                                                        (973) 628-3000

ITEM 8.01.        OTHER EVENTS

On January 4, 2007, Building Materials Corporation of America ("BMCA") and Building Materials Manufacturing Corporation ("BMMC" and, together with BMCA, the "Purchasers") announced that, in connection with BMCA and BMMC's previously announced tender offer to purchase for cash all of their outstanding 8% Senior Notes due 2007 (the "2007 Notes") and BMCA's previously announced tender offer to purchase for cash all of its outstanding 8% Senior Notes due 2008 (the "2008 Notes," and together with the 2007 Notes, the "Notes") as well as the related consent solicitations to amend each of the indentures governing the 2007 Notes and the 2008 Notes, the Purchasers have been advised by the depositary for the tender offers and consent solicitations that, as of 5 P.M. New York City time on January 4, 2007, holders of a majority in aggregate principal amount of each of the 2007 Notes and the 2008 Notes had validly tendered and not withdrawn their Notes and had provided their consents to effect the proposed amendments to the indentures under which the 2007 Notes and the 2008 Notes were issued.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(d)               Exhibits.

99.1 News release issued January 4, 2007 regarding receipt of requisite consents.










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



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                    BUILDING MATERIALS CORPORATION OF AMERICA
                                    BUILDING MATERIALS MANUFACTURING CORPORATION




Dated: January 5, 2007              By:      /s/ John F. Rebele
                                       -----------------------------------
                                    Name:  John F. Rebele
                                    Title: Senior Vice President,
                                           Chief Financial Officer and
                                           Chief Administrative Officer













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



                                  EXHIBIT INDEX

Exhibit Number          Description
--------------          -----------

     99.1 News release issued January 4, 2007 regarding receipt of requisite consents.























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